                                 SCHEDULE 14A
                                (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            Valrico Bancorp, Inc.
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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    [ ] Fee paid previously with preliminary materials.

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    [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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
               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

                                 APRIL 30, 1998

         The annual meeting of the shareholders of Valrico Bancorp, Inc. (The "Company") will be held on April 30, 1998 at 5:00 p.m. (local time), at the main office of Valrico State Bank, 1815 State Road 60 East, Valrico, Florida 33594, for the sole purpose of considering and acting upon the following:

1. To elect as Directors the nine (9) persons who are listed in the attached proxy statement.

2. To ratify the appointment of Rex Meighen & Company as the Company's independent auditors.

3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THE BOARD OF DIRECTORS CURRENTLY KNOWS OF NO OTHER BUSINESS TO BE PRESENTED BY OR ON BEHALF OF THE COMPANY.

         The Board of Directors has fixed March 31, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. The Directors and Officers of the Company and its wholly-owned subsidiary, Valrico State Bank (the "Bank"), will be present at the annual meeting to answer your questions.

                            By order of the Board of Directors

April 10, 1998              J.E. "Bob" McLean, III
                            Chairman, President & CEO
                            of Valrico Bancorp, Inc.

YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE YOUR EXECUTED PROXY AT ANY TIME BEFORE IT IS EXERCISED AT THE ANNUAL MEETING OF SHAREHOLDERS BY NOTIFYING THE SECRETARY OF THE COMPANY AT, OR PRIOR TO THE MEETING, OF YOUR INTENTIONS OR BY EXECUTING A SUBSEQUENTLY DATED PROXY. IF YOUR STOCK IS HELD IN MORE THAN ONE (1) NAME, ALL PARTIES MUST SIGN THE PROXY FORM.

                     VALRICO BANCORP, INC. - PROXY STATEMENT

                               GENERAL INFORMATION

         This proxy statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies to be used in voting at the annual meeting of shareholders of Valrico Bancorp, Inc., to be held on April 30, 1998, at the main office of Valrico State Bank located at 1815 East State Road 60, Valrico, Florida 33594 at 5:00 p.m. (local time) (the "Meeting") and all adjournments thereof.

          Valrico Bancorp, Inc. is a registered bank holding company of which Valrico State Bank (the "Bank") is a wholly owned subsidiary. The Company and the Bank are at times hereinafter collectively referred to as the "Company."

         THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS (HEREINAFTER SOMETIMES REFERRED TO AS "MANAGEMENT") OF THE COMPANY. All costs associated with the solicitation will by borne by the Company. The Company does not intend to solicit proxies other than by use of the mails, but certain officers and regular employees of the company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

         This Proxy statement and the enclosed form are the first sent or delivered to the Company's shareholders on approximately April 10, 1998.

         The Meeting has been called for the purpose of: (i) electing nine (9) directors to serve until the next annual meeting of shareholders; (ii) ratifying the appointment by the Board of Directors of the firm of Rex Meighen & Company as independent auditors of the Company for the current fiscal year; and (iii) considering such other matters as may properly come before the Meeting.

                              REVOCATION OF PROXIES

         The names and addresses of Management's designated Proxy Committee are:

         Name                                        Address
         ----                                        -------
         J.E. McLean, III             P.O. Box 500, Valrico Florida 33595-0500
         Jerry L. Ball                P.O. Box 849, Valrico Florida 33595-0849

         All shareholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked at any time before they are exercised at the annual meeting by filing a written notice with the Secretary of the Company, or by delivering to the Secretary of the Company subsequently dated proxies prior to the commencement of the Meeting. A written notice of revocation of a proxy should be sent to the Secretary of the Company, 1815 East State Road 60, Valrico, Florida 33594. A previously submitted proxy will also be revoked if a shareholder attends the Meeting and votes in person. In the event a shareholder attends the annual meeting and does not wish to have his proxy used, he/she should notify the Secretary of the Company prior to the start of the business meeting. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for director set forth below and in favor of each other proposal set forth in this Proxy Statement for consideration at the Meeting.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

          The shareholders of record at the close of business on March 31, 1998 are entitled to one vote for each share then held. As of March 31, 1998, the Company had 296,715 shares of common stock, without par value, issued, outstanding and entitled to vote.

          All Directors and Executive Officers of the Company as a group (comprised of 9 individuals), beneficially held 113,466 shares of the Company's Common Stock as of March 31, 1998, representing 38.24% of the outstanding Common Stock of the Company.

          Management of the Company is not aware of any person who owns, beneficially or of record, more than five percent (5%) of the Company's, outstanding common stock except as set forth below.

Name and Address                           Position with Company                       Number of Shares
--------------------------------------------------------------------------------------------------------
LeVaughn Amerson                           Director
3512 N. Young Road                                                                      25,400 (8.56%)
Plant City, Florida 33566

C. Dennis Carlton                          Vice Chairman of the
7414 Commerce Street                       Board and Director                           20,625 (6.95%)
Riverview, Florida 33569

Douglas A. Holmberg                        Director
1321 N. Valrico Road                                                                    29,107 (9.81%)
Valrico, Florida 33594

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

         The Company's Board of Directors is presently composed of nine (9) members, each of whom stands for election each year at the annual meeting. The Bylaws of the Company provide that the Board of Directors shall consist of not less than five (5) members, with the number of directors to be fixed by the directors of the Company at any annual or special meeting. There are no arrangements or understandings between the Company and any director pursuant to which any such person will be elected. The Board of Directors, serving as a nominating committee of the whole, has nominated the persons set forth below, all of whom are current Directors, to stand for reelection. It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the nominees.

         The following table sets forth for each of the nominees, their name, age (as of March 31, 1998), principal occupation(s) during the past five years and the year they first became a director:

                                    NOMINEES

                   (Term to expire at Annual Meeting in 1999)

                                         Year First became a
Name (Age)                               Director of Company*     Principal Occupation if Other Than Company
-----------------------------------------------------------------------------------------------------------------------
LeVaughn Amerson (58)                              1996           President, an Owner, Akin and Porter Produce of Plant
                                                                  City, Inc.

Jerry L. Ball (45)                                 1997           None


C. Dennis Carlton (45)                             1988           President, Owner, Mid-State Realty Co., Inc.


H. Leroy English (66)                              1988           Chairman of the Board, Walden-Sparkman, Inc.


Gregory L. Henderson, M.D. (48)                    1988           Ophthalmologist, President, PRG d.b.a. Brandon
                                                                  Cataract Center & Eye Clinic

Douglas A. Holmberg (59)                           1989           President, Owner, Holmberg Citrus Nursery, Inc.,
                                                                  Hillsborough Wholesale Nursery, Inc. & Pleasant View
                                                                  Wholesale Nursery, Inc.

Charles E. Jennings, Jr. (62)                      1988           Insurance Executive, Owner, Jennings & Associates
                                                                  Insurance, Inc.

J.E. McLean, III (61)                              1988           Citrus Grower, Owner, President, J.E. McLean & Sons

Justo Noriega, Jr. (66)                            1988           Pharmacist, Owner, Bill's Prescription Center



* All of the directors have served as directors of the company since its organization in May, 1995, except Mr. Amerson who was added as a director in 1996 and Mr. Ball who was added as a director in 1997. The date listed denotes the year in which such person became a director of Valrico State Bank, the wholly owned bank subsidiary of the Company if prior to the Company's organization in 1995.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES FOR THE POSITION OF DIRECTOR.

                               SECURITY OWNERSHIP

The following table shows the share ownership of each of the Directors and Executive Officers as March 31, 1998

                                                                          No. of Shares Owned
                                                                            in Company as of      % of Common Stock
Name                                              Address                        3/31/98            as of 3/31/98
------------------------------------ ----------------------------------- ----------------------- -------------------
LeVaughn Amerson                             2512 N. Young Road
                                            Plant City Fl 33566                 25,400 1                8.56

Jerry L. Ball                                 1803 Dana Court
                                              Brandon FL 33510                   250 1                  .08

C. Dennis Carlton                             7414 Commerce St
                                             Riverview FL 33569                 20,625 2                6.95

H. Leroy English                                P.O. Box 10
                                               Dover FL 33527                   4,122 1                 1.39

Gregory L. Henderson, M.D.                   2901 Brucken Road
                                              Valrico FL 33594                  10,500 3                3.54

Douglas A. Holmberg                         1231 N. Valrico Road
                                              Valrico FL 33594                  29,107 4                9.81

Charles E. Jennings, Jr.                        P.O. Box 688
                                              Brandon FL 33509                  9,466 5                 3.19

J.E. McLean III                                 P.O. Box 500
                                              Valrico FL 33595                  6,470 6                 2.18

Justo Noriega, Jr.                          2205 Highway 60 East
                                              Valrico FL 33594                  7,526 7                 2.54

All Directors and Executive

Officers (10)                                                                   113,466                38.24

Footnotes from preceding table:

(1) All of these shares are owned as joint tenant with this individual's spouse.

(2) Includes 20,475 shares which Mr. Carlton owns individually and 50 shares each owned in trust for Mr. Carlton's three children ( a total of 150 shares) of which Mr. Carlton is sole trustee.

(3) Includes 10,000 shares which Dr. Henderson owns as joint tenant with Kathy Henderson,his wife, and 125 shares each owned by a trust set up for Dr. Henderson's four (4) children (a total of 500 shares) of which Kathy Henderson is sole trustee and as to which Dr. Henderson disclaims beneficial ownership.

(4) Includes 29,007 shares which Mr. Holmberg owns individually. Also includes 100 shares which are owned by Mr. Holmberg's wife, as to which shares Mr. Holmberg disclaims beneficial ownership.

(5) Includes 5,000 shares held in a Valrico State Bank Self-Directed Ira for the sole benefit of Mr. Jennings; 4,166 shares of which Mr. Jennings owns individually and 200 shares which Mr. Jennings owns as joint tenant with his wife. Also, includes 100 shares which Mr. Jennings' wife owns as to which shares Mr. Jennings disclaims beneficial ownership.

(6) Includes 4,200 shares Mr. McLean owns as joint tenant with his wife and daughter and 1,170 shares owned by Mr. McLean in trust for his grandchildren for which Mr. McLean is sole trustee. Also includes 1,100 shares owned by Mr. McLean's daughter, son-in- law, and wife as to which shares Mr. McLean disclaims beneficial ownership.

(7) Includes 7,226 shares which Mr. Noriega owns individually and 100 shares each owned joint with three of Mr. Noriega's children (a total of 300 shares).

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company and Bank are identical and the Board conducts its business through meetings of the Board. During fiscal year ended December 31, 1997, the Board of Directors of the Company and Bank held a total of 14 regular and special meetings. Each director of the Company and Bank attended at least 75 percent of the total meetings of the Board and committees on which such Board member served during this period.

         The following table describes the standing committees of the Board of Directors of the Bank and identifies the directors serving on each committee as of December 31, 1997.

                                                                           Number of         Directors serving,
                                                                         Meetings Held    Chairman Designated by an
Board Committee                              Function                       in 1997              asterisk
---------------------------------------------------------------------------------------------------------------------
Executive                  Has all the powers of full board except as                    J.E. McLean III *
                           delegated to other committees.  Subjects                      C. Dennis Carlton
                           reviewed include: compensation, corporate                     Charles E. Jennings, Jr
                           decisions, planning, nominating decisions           14        Justo Noriega, Jr.
                                                                                         Jerry L. Ball

Loan                       Monitor and control Bank's lending                            H. Leroy English *
                           function; approves new commercial and                         Douglas A. Holmberg
                           consumer loans from $300,000 up to $600,000.        12        C. Dennis Carlton
                                                                                         J.E. McLean III
                                                                                         Jerry L. Ball

Audit                      Oversees the yearly Audit of the Company                      Justo Noriega, Jr
                           and Bank; selects the auditors, reviews the                   Gregory L Henderson
                           internal control procedures and practices                     H. Leroy English
                           of the Bank.  All serving must be outside           1         LeVaughn Amerson
                           directors                                                     Douglas Homberg
                                                                                         Jerry L. Ball (2)

Marketing                  Reviews   marketing   and  major   marketing                  Douglas A. Holmberg *
                           expenditures.                                                 Gregory L. Henderson
                                                                               2         Charles E. Jennings, Jr
                                                                                         Justo Noriega, Jr
                                                                                         LeVaughn Amerson
                                                                                         Jerry L. Ball

*     The chairman of each committee is designated by an asterisk (*)

(1) The full Board of Directors acts as the nominating committee. While the Board of Directors will consider nominees recommended by shareholders, it has not actively solicited recommendations from the Company's shareholders for nominees nor established any procedures for this purpose. The Board acting in its capacity as the Nominating Committee held one meeting during fiscal 1997.

(2)  Jerry Ball acts as an ex-officio voice, but holds no vote.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

                 Summary of Cash and Certain Other Compensation

         The following table provides certain summary information concerning compensation paid or accrued by the Company and/or it subsidiaries, to or on behalf of the Bank's Chief Executive Officer for the fiscal year ended December 31, 1997, and to all executive officers as a group during 1997.



                                                                Annual Compensation
                                                   -----------------------------------------------
                                                                                        Other
                                                                                        Annual           All Other
Name and Position                     Year           Salary $          Bonus $      Compensation(2)   Compensation (3)
----------------------------------------------------------------------------------------------------------------------
J.E. "Bob" McLean III (1)              1997              0                0            5,600              0
President and CEO                      1996              0                0            5,700              0
of Company                             1995              0                0            3,675              0

Jerry L. Ball                          1997           80,000            2,000          3,800            4,711
President and CEO                      1996           58,300            3,000            0              2,880
of Bank                                1995           52,875              0              0              2,100

Larry R. Tracy (4)                     1997           88,100            12,500         3,900            27,243
Former President and CEO of            1996           88,100            25,000         10,800           20,204
Company and Bank                       1995           88,100            17,873         8,475            14,664

Executive Officers as a Group (4       1997           239,100           16,000         13,300           31,954
persons in 1997, 2 persons in          1996           146,400           28,000         16,500           23,084
1995 1996)                             1995           140,975           17,873         12,150           16,764

(1) Mr. McLean has served as President and CEO of the Company since the resignation of Larry R. Tracy. He receives no additional compensation for serving in that capacity other than director fees comparable to all other directors.

(2) Amounts represent compensation paid either directly or for the benefit of executive officers for automobile allowance (Mr. Tracy), and director fees (Mr. Ball and Mr. Tracy).

(3) Represents benefits accrued by the Bank under the Bank's Salary Continuation Plan Agreement adopted July 1, 1993 for select officers, including Mr Ball and Mr. Tracy. Such amounts will be paid pursuant to the terms of such Plan after the amounts have "vested." The awards under the Plan vest at the rate of 10% per year. The amounts of the accruals have been actuarially determined. The vested award is paid upon termination of employment or retirement over 15 years.

(4) Mr. Tracy resigned as an officer and director of the Company and the Bank effective as of May 31, 1997. Pursuant to Mr. Tracy's employment agreement with the Bank and a Separation Agreement with the Company, Mr. Tracy was paid an amount equal to his full salary through December 31, 1997, a bonus based upon six months service to the Company and his interest in the salary continuation plan discussed below.

                        Option Grants in Last Fiscal Year

         Options were granted to certain officers of the Company and the Bank in March, 1997 pursuant to the Stock Option Plan of the Company discussed below. All such options were granted at $12.10, the "fair market value" of shares of stock of the Company on the date of grant. The options granted to Jerry L. Ball, President and CEO of the Bank and Larry R. Tracy, former President and CEO of the Bank and the Company are set forth is the following table. In addition, options also were granted to each of the directors pursuant to such plan as discussed immediately below.

                      Number of
                       Options        Percent of Total Options Granted to      Exercise of Base
       Name            granted             Employees in Fiscal Year              Price ($/SH)       Expiration Date
---------------------------------------------------------------------------------------------------------------------
  Larry R. Tracy        7,500       36.6% of grants to employees/ 12.3% of          $12.10         August 29, 1999*
                                       grants to employees and directors

   Jerry L. Ball        6,000        29.3% of grants to employees/ 9.9% of          $12.10          August 29, 1999
                                       grants to employees and directors

         * Pursuant to the terms of the Separation Agreement discussed above, the options granted to Mr. Tracy were repurchased at $.50 per option and are no longer outstanding.

                             Directors' Compensation

         Directors are paid $250.00 for each Company/Bank Board meeting and $100.00 for each Board Committee meeting attended. During 1997, the directors granted certain options pursuant to the Company's Stock Option Plan. In addition to options granted to officers of the Company discussed above, the Board of Directors granted to each member of the Board, other than officers, options to purchase 4,490 shares at $12.10 per share. Under the Plan, such options must be exercised on or before August 29, 1999.

                                Stock Option Plan

         The Bank has a Stock Option Plan (the "Plan") which was adopted by the Board of Directors on August 8, 1989 and by the shareholders of the Bank on August 29, 1989. The Florida Department of Banking and Finance approved the Plan on October 12, 1990. The Plan, which was assumed by the Company upon its acquisition of the Bank effective May 31, 1995, allows for the granting of options to purchase up to 60,555 shares (approximately 20% of the outstanding shares) of the Bank (now the Company) at no less than the greater of par value or fair value or fair market value (as defined by the Plan) by officers and directors of the Bank. The persons to whom options are to be granted and the amounts of such options are left to the discretion of the Board of Directors. During 1997, the Company granted options to purchase a total of 60,910 shares of the Company's common stock at $12.10, the "fair market value" on March 18, 1997, the date of the grant of such options. As of December 31, 1997, options to purchase 48,920 of such shares were still outstanding.

                        Officer Salary Continuation Plan

         The Officer Salary Continuation Plan was adopted on July 1, 1993. The Plan currently covers officers of the bank with extended service, Jerry L. Ball, President and CEO and Glenn Chasteen, Senior Vice President and Consumer Lending Officer. The Plan currently accrues $395.08 per month, paid for from the earning on life insurance policies held on the officers. The amounts of the accruals have been actuarially determined. The awards under the Plan vest at a rate of 10% per year. The vested award is paid upon termination of employment or retirement over 15 years.

                              Employee Benefit Plan

The Company has a defined benefit plan called the Valrico Bancorp, Inc. Employee Stock Ownership Plan with 401K provisions for employees of the Company and its subsidiaries meeting certain length of employment requirements including executive officers, which was adopted on January 1, 1997. The Plan is an ESOP and 401K combination with the vested benefits varying by the amount of contribution on the part of the employee. The Company matches the employee contributions at $.25 per $1.00 of employee contributions with the employer matching contributions restricted to investment in the stock of the Company. The plan is administered in accordance with the Valrico Bancorp, Inc. Employee Stock Ownership Trust.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires that the Company's directors, executive officers and persons who own more than 10 percent of a registered class of the Company's equity securities file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by such regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of
Section 16(a) reports furnished to the Company and representations that no other reports were required, the Company believes that during 1997 all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% beneficial owners were complied with except for purchases of 50 shares by Mr. Ball, 5,200 shares by Mr. Amerson and 1,875 shares by Mr. Carlton and sales of 5,050 shares by Mr. McLean, for which appropriate forms were not filed. Because the Company believes that the failure to file such forms in a timely fashion is a result of the lack of understanding of the filing requirements under the Securities Exchange Act of 1934, the Company intends to implement new policies and procedures to assist directors and officers in filing appropriate forms in a timely manner.

                              CERTAIN TRANSACTIONS

         There are no existing or proposed material transactions between the Company and Bank and any of the Company's or Bank's officers, directors, or the immediate family or associates of any of the forgoing persons, except as indicated below.

         Some to the directors of the Company and Bank, as well as the companies with which such directors are associated, are customers of, and have had banking transactions with the Bank in the ordinary course of the Bank's business, and the Bank expects to have such ordinary banking transactions with such persons in the future. In the opinion of management of the Bank, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectability or present other unfavorable features.

         The Bank expects to have in the future, banking transactions, in the ordinary course of its business with directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others and which do not involve more than the normal risk of collectability or present other unfavorable features.

         The Bank previously was party to a lease of its main office facility with Roy J. Winters and Ann M. Winters. Mrs. Winters previously was a member of the Board of Directors of the Company and the Bank. On January 14, 1997, the Company purchased the main office facility from Mr. and Mrs. Winters for a total purchase price of $1,683,000 pursuant to the terms of the lease. At this point in time, the Company leases the main office facility to the Bank pursuant to the terms of a three-year lease providing for monthly rental of $17,000. Such rent is subject to adjustment as set forth in the lease.

         The Bank is also party to a lease for its branch facility located at 102 West Robertson Street, Brandon Florida 33511. The lease is dated April 1, 1994 and is with Mr. Justo Noriega, Jr., who currently serves as a Director of the Company and Bank. The lease term expired on March 31, 1997, but the Bank exercised its option to renew the lease for another three years. The annual rental amount agreed upon remained the same at $42,000. The Bank has the option to renew the lease for three additional three-year terms at rental to be negotiated at the time of such renewal. The Bank believes that the rent paid on the property and other terms and conditions of such lease are comparable to that for like kind properties of similar quality in the area.

         The election of an individual director must be approved by a majority of the votes cast by the shareholders of the Company at the Meeting. Shareholders are entitled to one vote for each share held on the records of the Company as of March 31, 1998.

                                   PROPOSAL II

                   RATIFICATION FOR THE SELECTION OF AUDITORS

         The Board of Directors has selected the firm of Rex Meighen & Company, independent public accountants, to serve as auditors for the current fiscal year, subject to ratification of shareholders.

         Rex Meighen & Company is a regional certified public accounting firm. During fiscal year 1997, Rex Meighen & Company provided outside audit and additional accounting services. Prior to the performance of any services for the Company, such services were approved by the Board of Directors. In the opinion of management, the non-audit services performed by Rex Meighen & Company in fiscal 1997 had no effect on the independence of audit services provided.

         Representatives of Rex Meighen & Company will be present at the Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

         The ratification of the auditors must be approved by a majority vote, cast by the shareholders of the Company at the meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF REX MEIGHEN AND & COMPANY AS AUDITORS.

                 SHAREHOLDERS PROPOSALS FOR NEXT ANNUAL MEETING

         Proposals of shareholders intended to be presented at the annual meeting of shareholders to be held in 1999 must be received by December 22, 1998, for consideration by the Company for possible inclusion in the proxy statement and form of proxy for that meeting. Proposals should be sent to J.E. "Bob" McLean, III, President and CEO of Valrico Bancorp, Inc. 1815 East State Road 60, Valrico, Florida 33594. It is suggested that any proposal be sent by certified mail, return receipt requested.

                                  OTHER MATTERS

The management of the Company is not aware of any other matters to be presented for consideration at the meeting or any adjournments thereof. If any other matters should properly come before the meeting, it is intended that the persons' names in the enclosed proxy will vote the shares represented thereby in accordance with their judgement, pursuant to the discretionary authority granted therein. PURSUANT TO THE SECURITIES AND EXCHANGE ACT OF 1994 ( THE "EXCHANGE ACT") THE COMPANY FILES ANNUAL AND QUARTERLY REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). THE COMPANY'S FORM 10K ANNUAL REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE EXCHANGE ACT WHICH INCLUDES FINANCIAL STATEMENTS AND SCHEDULES, BY REFERENCE, IS FILED WITH THE SEC. A COPY OF THE COMPANY'S 1997 REPORT IS AVAILABLE WITHOUT CHARGE TO SHAREHOLDERS UPON REQUEST TO THE SECRETARY, VALRICO BANCORP, INC., 1815 EAST STATE ROAD 60, VALRICO, FLORIDA 33594 (813-689-1231).

                                     By order of the Board of Directors

                                    J.E. "Bob" McLean, III
                                    Chairman of Valrico Bancorp, Inc

April 10, 1998

                          PROXY FOR ANNUAL MEETING OF
                             VALRICO BANCORP, INC.
                                 APRIL 30, 1998

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS OF VALRICO BANCORP, INC., VALRICO, FLORIDA ON APRIL 30, 1998 OR ANY ADJOURNMENTS THEREOF. This proxy may be revoked prior to its exercise by either written notice, or personally at the meeting, or by subsequently dated proxy.

The undersigned shareholder appoints J.E. McLean, III and/or Jerry L. Ball, or either one of them attorney and proxy, with full power of substitution, on behalf of the undersigned and with all powers the undersigned would possess if personally present, to vote all the common stock of said company that the undersigned would be entitled to vote, according to the books on March 31, 1998, at the above Annual Meeting and any adjournments thereof.

IF NOT OTHERWISE SPECIFIED HEREIN, THE BOARD RECOMMENDS AND SHARES WILL BE VOTED FOR THE PROPOSITIONS LISTED BELOW. IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.


1.   To elect the following nine (9) Directors whose terms will expire in 1999.

                     / /  Vote for All Nominees
                                   ---
                     / /  Withhold Vote for All Nominees
                          --------          ---
                     / /  Vote for All Nominees Except those indicated below:
                                                -----------------------------
     TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL DIRECTOR(S), STRIKE A LINE THROUGH THE DIRECTORS' NAME(S) LISTED BELOW:

               LEVAUGHN AMERSON                      JERRY L. BALL
               C. DENNIS CARLTON                     H. LEROY ENGLISH
               GREGORY HENDERSON, M.D.               DOUGLAS A. HOLMBERG
               CHARLES E. JENNINGS, JR.              J.E. MCLEAN, III
               JUSTO NORIEGA



2. To Ratify the appointment of Rex Meighen & Company as the Company's independent auditors : For Against Abstain



3. To transact such other business as may properly come before the meeting or any adjournment thereof.

                                    PAGE TWO
                    CONTINUATION OF PROXY FOR ANNUAL MEETING
                            OF VALRICO BANCORP, INC.
                                 APRIL 30, 1998



                                Place Label Here



Please mark, date and sign your name exactly as it appears on this proxy and return this proxy in the enclosed envelope. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give your full title as such and present evidence of appointment (unless previously furnished to the company). Shares held Jointly must be signed by all joint tenants.



DATE OF PROXY                       # OF SHARES
             --------------------                -----------------

SIGNED
        ----------------------------------------------------------
            Title, if applicable

SIGNED
        ----------------------------------------------------------
            Title, if applicable

SIGNED
        ----------------------------------------------------------
            Title, if applicable

SIGNED
        ----------------------------------------------------------
            Title, if applicable


      / / CHECK HERE IF YOU WILL BE ATTENDING THE ANNUAL MEETING